UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 12, 2026
Date of Report (Date of earliest event reported)

Pono Capital Four, Inc.

(Exact name of Registrant as specified in its charter)

Cayman Islands	001-43191	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Suite 210, 2nd Floor Windward III, Regatta Office Park, PO Box 500 Grand Cayman, Cayman Islands	KY-1106
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 923-9234

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one right to receive one-fifth of one Class A ordinary share	PONOU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	PONO	The Nasdaq Stock Market LLC
Share rights, to receive one-fifth of one Class A ordinary share	PONOR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 12, 2026, the registration statement on Form S-1 (File No. 333-293120) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Pono Capital Four, Inc., a Cayman Islands exempted company (the “Company”) was declared effective by the U.S. Securities and Exchange Commission (the “SEC”).

On March 12, 2026, the Company consummated its IPO, which consisted of 12,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share, $0.0001 par value (“Class A Ordinary Share”) and one right to receive one-fifth of one Class A ordinary share (each, a “Share Right”) at the closing of the Company’s initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $120,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statements, filed with the SEC:

●	Underwriting Agreement, dated March 12, 2026, by and between the Company and D. Boral Capital LLC, as representative of the underwriters in the IPO (“D. Boral”), a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference;

●	Rights Agreement, dated as of March 12, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as right agent, a copy of which is attached as Exhibit 4.1 and incorporated herein by reference;

●	Letter Agreement, dated March 12, 2026, by and among the Company, Mehana Ventures LLC (the “Sponsor”), the Private Placement Investor and the officers and directors of the Company, a copy of which is attached as Exhibit 10.1 and incorporated herein by reference;

●	Investment Management Trust Agreement, dated as of March 12, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 and incorporated herein by reference;

●	Registration Rights Agreement, dated as of March 12, 2026, by and among the Company, Mehana Ventures LLC and certain security holders of the Company, a copy of which is attached as Exhibit 10.3 and incorporated herein by reference;

●	Private Placement Units Purchase Agreement, dated March 12, 2026, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 and incorporated herein by reference;

●	Founder Shares and Private Placement Units Purchase Agreement, dated March 7, 2026, by and between the Company and the Private Placement Investor (as defined below), a copy of which is attached as Exhibit 10.5 and incorporated herein by reference;

●	Indemnity Agreement, dated as of March 12, 2026, by and among the Company and each of the officers and directors of the Company, a copy of which is attached as Exhibit 10.6 and incorporated herein by reference; and

●	Administrative Services Agreement, dated March 12, 2026, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.7 and incorporated herein by reference.

As of March 16, 2026, a total of $120,000,000 of the net proceeds from the IPO and the Private Placement (as defined below), which amount included up to $2,500,000 in deferred underwriting commissions, was deposited in a trust account established for the benefit of the Company’s public shareholders.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company consummated a private placement (the “Private Placement”) of an aggregate of 190,000 units (the “Private Units”) to the Sponsor and a certain institutional investor (the “Private Placement Investor”), at a price of $10.00 per Private Unit, generating total proceeds of $1,900,000. Each Private Unit consists of one Class A Ordinary Share and one share right to receive one-fifth of one Class A Ordinary Share at the closing of the initial business combination. Of those 190,000 Private Units, the Sponsor purchased 160,000 Private Units and the Private Placement Investor purchased 30,000 Private Units.

The Private Units are identical to the Units sold in the IPO except with respect to certain registration rights and transfer restrictions, as described in the Registration Statement. Additionally, such holders agreed not to transfer, assign or sell any of the Private Units or underlying securities (except in limited circumstances, as described in the Registration Statement) until 30 days after the completion of the Company’s initial business combination. The holders were granted certain demand and piggyback registration rights in connection with the purchase of the Private Units and the underlying securities.

The Private Units were issued pursuant to Section 4(a)(2) of the Securities Act, as the transaction did not involve a public offering.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 12, 2026, in connection with the IPO, Darryl Nakamoto, Mike Sayama, Davin Kazama and Adam Bauer were appointed to the board of directors of the Company as independent directors. Effective March 12, 2026, Darryl Nakamoto, Mike Sayama, Davin Kazama and Adam Bauer were appointed to the Board’s Audit Committee (with Mr. Nakamoto serving as chair of the Audit Committee) and the Board’s Compensation Committee (with Mr. Sayama serving as chair of the Compensation Committee).

Following the appointment of Darryl Nakamoto, Mike Sayama, Davin Kazama and Adam Bauer, the Board is comprised of a single class of directors each of whose terms will expire at the Company’s fourth annual meeting of shareholders.

On March 12, 2026, in connection with their appointments to the Board, each of the members of the Board entered into the Letter Agreement as well as an Indemnity Agreement with the Company filed, respectively, as Exhibits 10.1 and 10.6, herewith.

Other than the foregoing, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On March 12, 2026, and in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association is filed herewith as Exhibit 3.1 and is incorporated by reference herein.

Item 8.01. Other Events.

On March 12, 2026, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On March 16, 2026, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated March 12, 2026, by and between the Company and D. Boral Capital LLC, as representative of the underwriters.
3.1	Form of Amended and Restated Memorandum and Articles of Association (incorporated by reference to Exhibit 3.2 of the Company’s Registration Statement on Form S-1 (File No. 333-293120) filed with the SEC on March 3, 2026).
4.1	Form of Rights Agreement by and between the Company and Continental Stock Transfer & Trust Company, as right agent (incorporated by reference to Exhibit 4.4 of the Company’s Registration Statement on Form S-1 (File No. 333-293120) filed with the SEC on March 3, 2026).
10.1	Letter Agreement, dated March 12, 2026, by and among the Company, Mehana Ventures LLC, the Private Placement Investor and the officers and directors of the Company.
10.2	Investment Management Trust Agreement, dated as of March 12, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated as of March 12, 2026, by and among the Company, Mehana Ventures LLC and certain security holders of the Company.
10.4	Private Placement Units Purchase Agreement, dated March 12, 2026, by and between the Company and Mehana Ventures LLC.
10.5	Founder Shares and Private Placement Units Purchase Agreement, dated March 7, 2026, by and between the Company and the Private Placement Investor.
10.6	Form of Indemnity Agreement, dated as of March 12, 2026, by and between the Company and each of the officers and directors of the Company (incorporated by reference to Exhibit 10.5 of the Company’s Registration Statement on Form S-1 (File No. 333-293120) filed with the SEC on March 3, 2026).
10.7	Administrative Services Agreement, dated March 12, 2026, by and between the Company and Mehana Ventures LLC (incorporated by reference to Exhibit 10.8 of the Company’s Registration Statement on Form S-1 (File No. 333-293120) filed with the SEC on March 3, 2026).
99.1	Press Release Dated March 12, 2026.
99.2	Press Release Dated March 16, 2026.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 16, 2026

Pono Capital Four, Inc.

	By:	/s/ Dustin Shindo
	Name:	Dustin Shindo
	Title:	Chief Executive Officer

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